 19  21  65  59  74  150  0  113  186  83  84  84  248  157  56  Investor Presentation  3rd Quarter 2023  Financial information

 Legal Disclosures  Forward-Looking Statements (p. 1 of 2)  We have made forward-looking statements in this document, and in documents that we incorporate by reference, that are subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of the Company, the Bank, First Citizens Insurance, Realty or the Company on a consolidated basis. When we use words such as “believes,” “expects,” “anticipates,” or similar expressions, we are making forward-looking statements. Forward-looking statements may prove inaccurate. For a variety of reasons, actual results could differ materially from those contained in or implied by forward-looking statements:  •The continuing impact of the COVID-19 pandemic may have an adverse effect on our business and operations, our customers, including their ability to make timely loan payments, our service providers, and on the economy and financial markets more significant that we expect.  •Interest rates could change more rapidly or more significantly than we expect.   •The economy could change significantly in an unexpected way, which would cause the demand for new loans and the ability of borrowers to repay outstanding loans to change in ways that our models do not anticipate.   •The financial markets could suffer a significant disruption, which may have a negative effect on our financial condition and that of our borrowers, and on our ability to raise money by issuing new securities.  •It could take us longer than we anticipate implementing strategic initiatives, including expansions, designed to increase revenues or manage expenses, or we may be unable to implement those initiatives at all.   •Acquisitions and dispositions of assets and companies could affect us in ways that management has not anticipated.  •We may become subject to new legal obligations or the resolution of litigation may have a negative effect on our financial condition or operating results.   •We may become subject to new and unanticipated accounting, tax, regulatory or compliance practices or requirements. Failure to comply with any one or more of these requirements could have an adverse effect on our operations.  •We could experience greater loan delinquencies than anticipated, adversely affecting our earnings and financial condition.   •We could experience greater losses than expected due to the ever increasing volume of information theft and fraudulent scams impacting our customers and the banking industry.   •We could lose the services of some or all of our key personnel, which would negatively impact our business because of their business development skills, financial expertise, lending experience, technical expertise and market area knowledge.

 Legal Disclosures  Forward-Looking Statements (p. 2 of 2)  •The agricultural economy is subject to extreme swings in both the costs of resources and the prices received from the sale of products as a result of weather, government regulations, international trade agreements and consumer tastes, which could negatively impact certain of our customers.   •Loan concentrations in certain industries could negatively impact our results, if financial results or economic conditions deteriorate.   •Companies providing support services related to the exploration and drilling of the natural gas reserves in our market area may be affected by federal, state and local laws and regulations such as restrictions on production, permitting, changes in taxes and environmental protection, which could negatively impact our customers and, as a result, negatively impact our loan and deposit volume and loan quality. Additionally, the activities the companies providing support services related to the exploration and drilling of the natural gas reserves may be dependent on the market price of natural gas. As a result, decreases in the market price of natural gas could also negatively impact these companies, our customers.     Additional factors are discussed in this Annual Report on Form 10-K under “Item 1A. Risk Factors.” These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Forward-looking statements speak only as of the date they are made and the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date of the forward-looking statements or to reflect the occurrence of unanticipated events. Accordingly, past results and trends should not be used by investors to anticipate future results or trends.

 About Citizens Financial Services, Inc.

 Company Profile  Lines of Business  Retail Banking  Commercial  Consumer  Fee Businesses  Retail Banking with 43 branches and 31 ATMs  Mobile & Online Banking  C&I Lending  SBA Lending  Treasury Management  Card & Payment Services  Business Banking  Home Lending  Personal Lending  Indirect Auto Lending  Secured & Unsecured Consumer Loans  Retail Plan Admin / Custody Services  Business, Personal, & Life Insurance   Institutional Life Insurance  Brokerage & Advisory Services  Trust Services  Financial Highlights  Assets: $3.0B  Gross Loans: $2.2B  Deposits: $2.3B  YTD Core ROAA(3): 1.09%  YTD Core ROATCE(3): 13.56%  Company Overview  (1) Market Cap as of November 21, 2023  (2) Branches & Employees data as of October 30, 2023; including recently closed acquisition of HV Bancorp, Inc.  (3) Please see appendix for non-GAAP reconciliations  Note: Holding Company data shown; Data as of September 30, 2023  Completed Acquisition of  HV Bancorp, Inc. in June 2023

 Financial Highlights  (1) Please see appendix for non-GAAP reconciliations  Highlights  Profitability  Balance Sheet  Credit  2023Q3 vs. 2023Q2  2023Q3  Diluted EPS  $1.61  Core  EPS(1)  $1.67  Net Income  $7.5M  Core Earnings(1)  $7.8M  ROACE  10.10%  Core ROACE(1)  10.50%  Net Interest Margin  3.29%  vs. 3.17%  ROAA  1.02%  vs. -0.68%  Core ROAA(1)  1.06%  vs. 1.03%  Core PTPP ROATCE(1)  14.94%  vs. 12.00%  Total Assets  $3.0B  2.3% Growth  Total Loans and Leases  $2.2B  3.9% Growth  Total Deposits  $2.3B  3.0% Growth  NPAs / Assets Ratio  0.46%  vs. 0.47%  NPLs / Gross Loans Ratio  0.58%  vs. 0.60%  Reserves / NPLs Ratio  163.3%  vs. 165.6%

 Experienced Leadership  Executive Management   Randy Black  CEO, President & Vice Chairman  Mr. Randall E. Black, also known as Randy, serves as Director at Federal Reserve Bank of Philadelphia. Mr. Black has been the Chief Executive Officer of Citizens Financial Services, Inc. and First Citizens National Bank since April 20, 2004. Mr. Black is President of 1st Realty of PA, LLC, a subsidiary of First Citizens Community Bank. He served as Principal Accounting Officer of Citizens Financial Services, Inc. since 2001 and also served as its Principal Financial Officer. He also served as Senior Vice President of Citizens Financial Services from 2003 to March 2004. Prior to joining First Citizens, Mr. Black was employed by Parente, Randolph, Orlando, Carey and Associates of Williamsport, Pennsylvania where he focused on bank auditing. Prior to 2004, he served as Senior Vice President and Chief Financial Officer of First Citizens National Bank since 1999. He served as an Assistant Treasurer of Citizens Financial Services Inc. since 1999. He began his career at First Citizens in 1993. Mr. Black has been a Director of Citizens Financial Services, Inc. and First Citizens National Bank since 2004. He serves as a Vice Chairman of the Board at First Citizens Community Bank and Citizens Financial Services, Inc. Randy is also on the board of trustees of The Pennsylvania State University and is first vice chair of the PA Bankers.  Steve GuillaumeExecutive VP & CFO  Mr. Stephen J. Guillaume, also known as Steve, serves as Executive VP & CFO of First Citizens Community Bank and serves as Executive VP and Chief Financial Officer of Citizens Financial Services, Inc. since November 19, 2019. Prior to November 2019, Mr. Guillaume served as a Vice President of Finance at First Citizens National Bank and Citizens Financial Services Inc. since April 2013. He served as Vice President and Controller of Citizens Financial Services Inc. Mr. Guillaume served as Assistant Vice President of First Citizens National Bank and Citizens Financial Services Inc.

 Experienced Leadership Cont’d  Executive Management   Mick JonesEVP & COO  Mr. Mickey L. Jones, also known as Mick, CPA, serves as the Chief Operating Officer of Citizens Financial Services, Inc. April 2010 and has been its Director since February 18, 2020. Mr. Jones served as the Chief Financial Officer of Citizens Financial Services Inc. since June 2004 until November 19, 2019 and serves as its Assistant Secretary and Treasurer. Mr. Jones has been Executive Vice President of Citizens Financial Services Inc. since 2007. Mr. Jones served as Chief Financial Officer of First Citizens Community Bank since June, 2004 until November 19, 2019. Mr. Jones has been Senior Executive Vice President of First Citizens Community Bank since 2023 and serves as its Chief Operating Officer since April 2010 and Director since 2018. He served as Senior Vice President of Citizens Financial Services Inc. since June 2004 and also served as its Assistant Treasurer. He served as Senior Vice President of First Citizens Community Bank. Mr. Jones served as Director of Finance and Claims for Keystone Health Plan Central, Inc.  Mr. David Z. Richards, Jr. also known as Dave, is Executive Vice President at First Citizens Community Bank and served as its Senior Vice President and Central Market Executive. Mr. Richards served as an Executive Vice President and Market Executive of S&T Bank from June 23, 2016 until December 2017. Mr. Richards served as Executive Vice President of State College Region at S&T Bancorp Inc., from March 03, 2014 until November 16, 2015. He also served as the President and Chief Executive Officer/Executive Vice President of Downtown at Nittany Bank/National Penn Bank from 1997 to 2014. Mr. Richards, Jr. served as the Chief Executive Officer & President at Nittany Financial Corp. He has served as the President of LUN Data Inc. and currently serves as Director at Citizens Financial Services, Inc. and First Citizens Community Bank since December 2017. He Co-Founded Nittany Financial Corp. and Nittany Bank. He began his community banking career in 1977, working part time at the First National Bank of Danville, PA during high school and college. He continued with Nittany Bank since 1982 and served Nittany Bank in various capacities, including Vice President and Financial Officer. While at the Danville bank, he helped to pioneer many new innovations such as the bi-weekly mortgage and began one of the nation's first discount brokerage operations in a community bank. In 1990, he joined Mifflinburg Bank and Trust Company, Mifflinburg, PA as President and Chief Executive Officer of Mifflinburg Bank. He has served as a Director of Nittany Financial Corp. since 1997. He currently serves as a Treasurer of the Centre County Housing and Land Trust. He is a Board Member for the State College Downtown Improvement District and is a Member of the ABA Community Banking Council and the PBA Governing Council. He is active in a number of local charitable organizations, including serving as Treasurer of the State College Area YMCA. Mr. Richards Graduated from Susquehanna University with a BS in Finance in 1982. In 1986, Mr. Richards became the youngest Graduate of the ABA's Stonier Graduate School of Banking.  David Richards Jr.  Board Director

 For the past 16 years, Citizens Financial Services, Inc. has been ranked one of the top 100 best performing community banks in the nation with assets less than $2 billion. This ranking is based on a 3-year ROAE. Our 2012 performance ranked us as number ONE in the nation. We also continue to be ranked in the top 100 Ag lenders nationwide, 2nd for banks HQ’d in PA.  In 2022 FCCB was included in the ABA Nasdaq Community Bank Index – an indication of our progress and leadership capabilities in the market.   In 2017, Forbes Magazine began conducting customer satisfaction surveys for all banks across the nation. First Citizens Community Bank was voted “Best in State Bank” by our customers in a Forbes Magazine survey in 2018 and 2019.   FCCB was celebrated for outstanding 2020 performance in the prestigious Bank Directors Performance Scorecard, placing 29th in the nation and as the highest-ranking Pennsylvania bank.  In 2022 FCCB received the Bank On Certification, a certification promoted by the CFE Fund that is nationally awarded to banks that meet account criteria that ensures everyone has access to a safe, affordable transactional banking account.  In 2020, Banking Mid Atlantic magazine ranked FCCB as the third bank in North Central, Pennsylvania for overall quality.   In a 2021 Rivel Banking benchmark study, FCCB was ranked 5th in the state of Pennsylvania for the quality of our response to the COVID-19 pandemic.  A Recognized High Performer

 Investment Highlights  Long history of creating shareholder value and operating successfully  Tenured management with strong track record of operating high value companies   Experienced, disciplined and prudent acquirer   Strong geographic diversification presents opportunities   Steady record of high profitability  Diversity of interest earning assets  Long-term focus on shareholder returns

 Business & Financial  Highlights

 Key Financial Highlights  Top Tier Consolidated  (1) Please see appendix for non-GAAP reconciliations  (2) 6/30/2023 profitability shown is core profitability financial data

 Liquidity Position and Sources  Note: Bank level regulatory data shown  Liquidity Well-Managed to Cover Short-Term Needs

 Strong Capital Positions  (1) Please see appendix for non-GAAP reconciliations  Well Prepared with Strong Capital Reserves  (1)  (1)

 Deposit Mix  Deposit Mix Analysis   Note: Bank level regulatory data shown

 Loan Portfolio Mix  Loan Type Analysis  Note: Bank level regulatory data shown

 History of Successful Growth  Total Asset Growth since 2000 ($000)  Note: Dollars in thousands

 Outperforming the Competition  (1) Please see appendix for non-GAAP reconciliations  Note: Median values shown for peer groups  Note: Financial data shown represents most recent quarter data reported as of October 31, 2023  CZFS is a top performer among its peers, with key metrics  above peer medians   PA NASDAQ Listed Banks  MD, NY & PA NASDAQ Banks $1.0B – $4.0B  PA Banks   $1.0B - $3.0B  MRQ Core ROAA(1):  1.06%  0.87%  0.87%  0.82%  MRQ Core ROATCE(1):  14.94%  11.40%  11.60%  12.10%  MRQ Efficiency:  59.88%  67.22%  65.05%  68.09%  MRQ NIM:  3.31%  3.14%  3.14%  2.97%

 Consistent & Attractive Returns  Historical Core ROAA & ROATCE  (1) Please see appendix for non-GAAP reconciliations  Note: 2023YTD data as of September 30, 2023   (1)  (1)

 Evaluating Core Tangible Book Value  Core Tangible Book Value buildup   $36.6M  $17.7M  $175.5M  $232.9M  Note: Financial data as of September 30, 2023

 Focus on Agriculture Lending  September 30, 2023  A Leading Agricultural Lender  Farm & AG Business Line  Ag team has over 350 years of experience in farming and ag banking, a rare combination in any industry  Ag team led by an individual has 28 years in farming experience, 26 years in Ag banking, and is a member of the Professional Dairy Managers of PA  Expertise in swine, poultry, dairy beef, crops and other agribusiness has expanded  Supported by Ag Advisory Boards, composed of farmers and other industry leaders who help us stay in touch with the needs, opportunities and challenges of Ag customers

 History of Strong Asset Quality  Historical NPAs/Assets Trends  Note: 2023YTD data as of September 30, 2023  NCOs/Avg Loans:  0.02%  0.06%  0.03%  0.00%  0.03%  0.05%

 Note: Financial and transaction value shown as of announcement of transaction  Successful Track Record of Prudent Acquisitions  Transaction:  FNB of Fredericksburg  MidCoast Community Bancorp, Inc.  HV Bancorp, Inc.  Total Whole Bank Acquisitions since January 1, 2015  Geography:  Fredericksburg, PA  Wilmington,   DE  Doylestown,  PA  --  Date Closed:  12/11/2015  4/17/2020  6/16/2023  --  Locations:  7  3  12  22  Purchase Price:  Cash & Stock:  $23.0 million  Cash & Stock:  $29.5 million  Cash & Stock:  $67.9 million  --  Target Assets   ($000):  $232,409  $268,546  $570,647  $1,071,602  Target Loans   ($000):  $146,425  $230,934  $391,338  $768,697  Target Deposits ($000):  $214,114  $212,963  $481,510  $908,587  CZFS Acquisitions since January 1, 2015 appendix

 Key Financial Highlights  Bank-Level Regulatory Data

 Non-GAAP Reconciliation

 Non-GAAP Reconciliation

 Non-GAAP Reconciliation